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                                                                  Exhibit 10.124


                            LOAN PURCHASE AGREEMENT

      THIS LOAN PURCHASE AGREEMENT ("Agreement"), is executed as of December 31, 1997 by and between Trust Company of the West, a California corporation, as Trustee of TCW Realty Fund VA ("Fund VA"), and TCW Realty Fund VB, a California limited partnership ("Fund VB"), as tenants in common, (collectively "Seller"), and Cornerstone Properties, Inc., a Nevada corporation ("Purchaser").

                                   RECITALS:

      A. Seller holds legal title to a certain loan described on Exhibit A attached hereto (the "Loan") made by Seller to 60 State Street Development Company Limited Partnership, a Delaware limited partnership ("Borrower");

      B. The Loan is secured, in party by real property and improvements located at 60 State Street, Boston, Suffolk County, Massachusetts, more particularly described on Exhibit B attached hereto (the "Property");

      C. Seller also holds legal title to a loan made by Seller to Borrower in the amount of $610,205.13 ("Additional Loan"), which is evidenced by a promissory note dated May 23, 1995 ("Additional Note"); and

      D. Purchaser desires to purchase all of Seller's right, title and interest in and to the Loan and the Additional Loan on the terms and subject to the conditions set forth herein;

                                  AGREEMENT:

      NOW THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Seller and Purchaser hereby agree as follows:

      1. Sale and Purchase.

      Seller agrees to sell, convey, and assign to Purchaser, and Purchaser agrees to purchase and accept from Seller, for the Purchase Price (as hereinafter defined), on the terms and conditions set forth in this Agreement,
(a) all of Seller's right, title and interest in and to (i) the Loan evidenced and secured by the documents (the "Loan Documents") described on Exhibit C attached hereto; and (ii) the Additional Loan evidenced by the Additional Note;
(b) any and all rights, remedies, privileges, causes of action or claims of Seller (whether known or unknown) against any person or entity which in any way are based upon, arise out of, or are related to the Loan, the Loan Documents or the Additional Loan; and (iii) any and all present and future rights with respect to cash, securities, escrow accounts, interest, dividends and other property which may be exchanged for or distributed or collected in respect of any of the foregoing, and the proceeds thereof, including without limitation payments in respect of principal, accrued interest, fees, costs and expenses, and distributions and payments obtained by or through redemption, consummation of a plan of reorganization or otherwise.

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      2. Purchase Price; Earnest Money.

            (a) The purchase price ("Purchase Price") to be paid by Purchaser to Seller for the Loan and the Additional Loan is (i) TWO HUNDRED TEN MILLION and NO/100 DOLLARS ($210,000,000.00) less (ii) SEVENTY-EIGHT MILLION, FOUR HUNDRED TWENTY THOUSAND ONE HUNDRED SEVENTY-SEVEN and 78/100 DOLLARS $(78,420,177.78), being the outstanding principal balance of those certain loans from Teachers Insurance and Annuity Association of America to John
      A. Pirovano, William A. Halsey and Stanton H. Zarrow, not in their individual capacity but solely as Trustees of Sixty State Street Trust, under Declaration of Trust dated September 10, 1970 and recorded with the Suffolk County Registry of Deeds at Book 8389, Page 286, as amended, and which loans are secured, in part, by the Property.

            (b) Purchaser shall pay the Purchase Price to Seller at the Closing (as defined in Section 6 below) by wire transfer pursuant to the following wiring instructions:

                  Wire Purchase Price to:

                        Wells Fargo Bank, N.A.
                        San Francisco, California
                        ABA #121000248
                        For credit to the account of TCW Realty Fund V Account #4600-178743

            (c) The payment of Base Interest (as defined in the Note, hereinafter defined) which is due on the day of the Closing, shall not be transferred to Purchaser but shall be the property of Seller and shall not be credited against or in any way reduce the Purchase Price or be deemed to constitute any portion of the Loan.

            (d) At the Closing, Seller shall deliver to Purchaser all funds held by Seller in escrow or otherwise for the payment of taxes, insurance or security deposits for the Property.

      3. Items to be Provided by Seller. Seller has made available to Purchaser, for Purchaser's review, the following:

            (a) Copies of the Loan Documents and the Additional Note, to the extent the same are in Seller's possession.

            (b) Such other information (the "Evaluation Material") in Seller's actual possession and control as Seller has determined in its discretion such as property operating statements, rent rolls, mortgagee title insurance policies, and other material pertaining to the Loan to the extent same (i) are not subject to any confidentiality agreement or privilege, (ii) do not contain any valuations by Seller or third parties retained by Seller or Seller's predecessors-in-interest, (iii) do not relate to Seller's internal approval and review process and (iv) do not contain information which is deemed proprietary or confidential by Seller, in its sole discretion.


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      4. Inspection.

            (a) Purchaser has made such examinations, studies, inspections and investigations ("Inspections") regarding the Loan, the Loan Documents, the Additional Loan and the Property as Purchaser desires.

            (b) Any inspection fee, appraisal fee, engineering fee and other expense of any kind incurred by Purchaser relating to, or in connection with, any Inspections will be solely Purchaser's expense. Purchaser agrees to indemnify and hold Seller, and its successors, assigns and predecessors, parents, partners, beneficiaries, subsidiaries, and affiliated organizations, and the officers, directors, shareholders, employees, asset managers, partners, subasset managers, attorneys, agents, members and servants of each of the foregoing (collectively, the "Seller Parties"), harmless from any and all (i) liability for the payment of damages, claims and judgments for personal injury or death to any person and for property damage to the property of others, including, without limitation, the Property, and for the amount of all losses, judgments, costs, and expenses, (including reasonable attorneys' fees, court costs, deposition and other discovery fees and expenses) of every kind suffered, incurred, sustained by or threatened against any of the Seller Parties which arose out of any Inspections by Purchaser or any person or entity conducting such Inspections on behalf of Purchaser, and (ii) damages, costs of repair and replacement suffered to the Property caused by Purchaser or any employee, agent, representative, independent contractor or other person on or at the Property at the request or direction of Purchaser. The provisions of this Section 4(b) shall survive the Closing and any termination of this Agreement.

            (c) Purchaser has made such examination, review and investigation of the facts and circumstances necessary to evaluate the Loan, the Loan Documents, the Additional Loan and the Property as it deems necessary or appropriate to form a basis for its evaluation of the purchase of the Loan and the Additional Loan. Without limiting Seller's representations expressly set forth in this Agreement, Purchaser is assuming all risk with respect to the completeness, accuracy or sufficiency of the Loan, the Loan Documents, the Additional Loan and any information pertaining to the Property. Purchaser further acknowledges that in acquiring the Loan and the Additional Loan, Purchaser is assuming the risk of full or partial loss which is inherent with the credit, collateral and collectibility risks associated with the quality and character of the Loan and the Additional Loan.

      5. Intentionally Omitted.

      6. Closing.

            (a) The Closing ("Closing") of the sale of the Loan by Seller to Purchaser shall occur at the offices of Seller's attorneys, Brown, Rudnick, Freed & Gesmer, P.C., One Financial Center, 18th Floor, Boston, Massachusetts 02111, on December 31, 1997 (the "Closing Date").

            (b) At the Closing, all of the following shall occur, all of which shall be deemed concurrent conditions precedent:

                  (i) Seller, at Seller's sole cost and expense, shall deliver or cause to be delivered to Purchaser the following:


                                      -3-
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                        A. The original executed promissory note evidencing the
                  Loan (the "Note"), and the original executed Additional Note, each of which shall be endorsed "Pay to the order of Purchaser, as is, where is, with all faults and without representation, warranty or recourse, express or implied, of any type, kind, character or nature, except as expressly provided in the Loan Purchase Agreement dated as of December 31, 1997 between Seller and Purchaser".

                        B. An Assignment and Assumption of Liens and Documents
                  (the "Assignment") for the Loan Documents and related rights and liens in the form of Exhibit D attached hereto with all blanks appropriately completed.

                        C. One or more UCC-3 Assignment of Financing Statement
                  forms (the "UCC-3") evidencing the assignment to Purchaser of all Seller's right, title and interest in and to any security interests in personal property and fixtures created by the Loan Documents and held by Seller which are in effect on the Closing Date.

                        D. The originals, to the extent the same are in Seller's
                  actual possession and control on the date of Closing (or certified copies if the originals are not in Seller's actual possession and control), of the other Loan Documents.

                  (ii) Purchaser, at Purchaser's sole cost and expense, shall deliver or cause to be delivered to Seller the following:

                        A. The Purchase Price.

                        B. Release of Seller (the "Release") executed by
                  Purchaser in the form attached hereto as Exhibit E, dated effective as of the Closing Date.

                        C. The Assignment.

                  (iii) Seller and Purchaser shall pay their respective
            attorneys' fees for the negotiation and drafting of this Agreement and the documents described in Section 6(b)(i) and (ii). Purchaser shall pay all recording fees, transfer taxes, mortgage taxes, document stamp taxes and similar fees and taxes (if applicable) and the cost of any title insurance coverage or endorsements that Purchaser elects to obtain.

      7. Intentionally Omitted.

      8. Intentionally Omitted.

      9. Representations, Covenants and Indemnifications of Seller.

            (a) Seller hereby represents to Purchaser that:

                  (i) Trust Company of the West is a duly formed corporation, validly existing and in good standing under the laws of the State of California, is the Trustee of TCW


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            Realty Fund VA, and its capacity as Trustee, has the complete powers adequate for the making and performing of this Agreement, and has taken all corporate action required to make all of the promises of this Agreement the valid and enforceable obligations they purport to be.

                  (ii) TCW Realty Fund VB, a California limited partnership, is a duly formed limited partnership, validly existing and in good standing under the laws of the State of California with partnership powers adequate for the making and performing of this Agreement, and has taken all partnership action required to make all of the provisions of this Agreement the valid and enforceable obligations they purport to be.

                  (iii) Each of Trust Company of the West, a California
            corporation, as Trustee of TCW Realty Fund VA and TCW Realty Fund VB, a California limited partnership, is a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                  (iv) Seller has not assigned, transferred, pledged or
            hypothecated to any third party any portion of its interest in the Note, any other Loan Documents or the Additional Note.

                  (v) Exhibit C is a complete and true list of all material
            documents related to and instruments evidencing or securing the Loan, including all material documents and instruments entered in to between Seller and Borrower or between Seller and Teachers Insurance and Annuity Association of America including all material amendments and modifications thereto. (For purposes of this Section 9(a)(v), a document or instrument shall not be "material" unless it (i) individually, or in combination with other documents or instruments, imposes upon the lender under the Loan a liability, cost or expense in excess of $25,000; or (ii) imposes, in any material respect, or invalidates, any material right or remedy, in any material respect, of the lender under the documents executed in connection with the Loan.

                  (vi) (A) as of the date hereof, the outstanding principal
            balance of the Loan is $160,397,664.33; (B) as of the date hereof, the amount held by Seller pursuant to Section 3.22 of the Mortgage (as defined in the Loan Agreement) is $0; (C) as of the date hereof, the amount held by Seller pursuant to Section 3.26 of the Mortgage is $82,112.60; and (D) Applicable Amount of Net Cash Flow (as defined in the Note) for each payment period from November, 1990 through November, 1997 is set forth on Exhibit F attached hereto. Seller is not holding in escrow any other amounts with respect to the Property.

                  (vii) Except as expressly set forth in the Loan Documents, neither Borrower nor any of its affiliates has any right of first refusal, right of first offer or other right to purchase or acquire the Loan from Seller.

                  (viii) The Letter of Credit (as defined in that certain Fourth
            Amended and Restated Capital Improvement and Tenant Improvement Agreement dated December 14, 1994 between Seller and borrower) has been terminated.


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                  (ix) Seller has received no written notice from Borrower of a default by Seller under the Loan Documents and Seller has delivered no default notice to Borrower with respect to the Loan.

                  (x) The execution, delivery and performance of this Agreement and all instruments and other documents to be executed and delivered by Seller in connection herewith have been duly authorized by all necessary action on the part of Seller and do not and will not (A) require any consent or approval of its shareholders, beneficiaries and/or partners, whichever is applicable, that has not been obtained; or (B) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Seller or any provision of Seller's char-ter or bylaws, trust instrument and/or partnership agreement, whichever is applicable.

                  (xi) This Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability related to or affecting the enforcement of creditors' rights and general equitable principles which may limit the availability of equitable remedies.

                  (xii) Seller has not filed and is not planning to file any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Seller. No general assignment of Seller's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Seller or any of its properties. Seller is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Seller insolvent. Seller has sufficient capital or net worth to meet its obligations.

                  (xiii)The funding, advancement, payment and other monetary obligations of Seller pursuant to (a) Sections 3D and 3E of that certain Fourth Amended and Restated Capital Improvement and Tenant Improvement Agreement between Borrower and Seller, dated as of December 14, 1994 (the "Improvement Agreement"); and (b) Paragraphs 2, 4 and 7 of that certain TIAA Refinancing Agreement, dated as of October 1, 1994, between Seller and Borrower (the "TIAA Refinancing Agreement") have been fully satisfied and there are no further obligations of Seller to make any further fundings, payments or advances pursuant thereto. Seller did not advance any funds pursuant to Paragraph 3(a) of the TIAA Refinancing Agreement or pursuant to Paragraph 3 of that certain Tenant Improvement Funding Letter from Seller to Teachers Insurance and Annuity Association of America and Borrower dated December 14, 1994 (the " TIAA Funding Letter"). Seller has not advanced any amounts pursuant to Paragraph 4 of the TIAA Funding Letter.

            (b) The representations, consents and indemnifications of Seller set forth in Section 9(a) hereof shall be deemed to be made as of the Closing Date, and shall survive the Closing for a period of six (6) months.

            (c) From and after the date of the Closing, if Seller shall receive any payment from Borrower or other party on account of an obligation or liability arising under the Loan Documents


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

      or in connection with the Property (including, without limitation, the $89,600 termination fee payable by Lahive and Cockfield in connection with its lease at the Property), then Seller shall accept such payment on behalf of Purchaser and shall promptly remit the same to Purchaser.

            (d) (1) Seller hereby indemnifies, holds harmless and agrees to defend Purchaser, from and against any and all losses, causes of action, liabilities, claims, demands, obligations, damages, judgments, costs and expenses, including reasonable attorneys' and accountants' fees and costs, to which Purchaser may become subject on account of, arising out of, or related to any act, omission, conduct or activity on or before the date hereof, of Seller or any of its officers, directors, employees, agents, servants, shareholders, beneficiaries, successors or assigns, on account of, arising out of or related to (A) the Loan and the Additional Loan hereunder; (B) the use, ownership, control, operation or condition of Property securing the Loan, including without limitation, the presence or release of any hazardous or toxic fluids, substances or materials on the Property; and (C) the collection practices of Seller with respect to the Loan and the Additional Loan.

                  (ii) Promptly after receipt by Purchaser of notice of the
            commencement of any action to which this Section 9(d) shall apply, Purchaser shall notify Seller in writing of the commencement of such action and of the possibility of a claim by Purchaser against Seller under this Section 9(d); however, failure of Purchaser to so notify Seller will not relieve Seller of liability hereunder except to the extent such failure increases the liability of Seller hereunder. Seller shall be entitled to assume the defense of such action with counsel selected by Seller with the approval of Purchaser, which approval shall not be unreasonably withheld. After Seller's assumption of the defense, Seller shall not be liable for any legal expenses subsequently incurred by Purchaser in connection with the defense of such action, unless (A) such expenses are incurred with the prior written approval of Seller; or (B) Purchaser reasonably determines that its interests may be adverse in whole or in part to those of Seller and that there may be legal defenses available to Purchaser that are different from, in addition to or inconsistent with defenses available to Seller, in which case Purchaser may retain its own counsel and be indemnified by Seller for all legal and other expenses and costs reasonably incurred in connection with the investigation and defense of the action.

                  (iii) Purchaser shall not be liable for the settlement of any action effected without its express written consent. If any action if settled without Purchaser's written consent or if there is a final judgment against Purchaser in any action, Seller shall indemnify, hold harmless and defend Purchaser from and against all loss or liability incurred by reason of such settlement or judgment.

      10. DISCLAIMER OF REPRESENTATIONS OR WARRANTIES BY SELLER. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 9(A) HEREOF, THE LOAN AND THE ADDITIONAL LOAN ARE BEING SOLD "AS IS" WITHOUT ANY RECOURSE, REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE, EXPRESS OR IMPLIED. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 9(A), SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER

WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE LOAN, THE LOAN DOCUMENTS, THE ADDITIONAL LOAN, THE PROPERTY OR ITS CONDITION. PURCHASER ACKNOWLEDGES THAT SELLER HAS NOT AUTHORIZED ANY EMPLOYEE, AGENT, REPRESENTATIVE, BROKER, THIRD PARTY OR OTHER PARTY TO MAKE AND, TO THE EXTENT SO MADE, SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES. PURCHASER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, TO INSPECT THE LOAN, THE LOAN DOCUMENTS, THE ADDITIONAL LOAN AND THE PROPERTY, PURCHASER IS RELYING SOLELY ON SELLER'S REPRESENTATIONS EXPRESSLY SET FORTH IN SECTION 9(A) AND ON ITS OWN INVESTIGATION OF THE LOAN, THE LOAN DOCUMENTS, THE ADDITIONAL LOAN AND PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED, DIRECTLY OR INDIRECTLY, BY SELLER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER WITH RESPECT TO THE LOAN, THE LOAN DOCUMENTS, THE ADDITIONAL LOAN OR THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. IT IS UNDERSTOOD AND AGREED THAT THE LOAN AND THE ADDITIONAL LOAN ARE SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS SECTION 10 SHALL SURVIVE THE CLOSING.

      11. Representations, Warranties, Covenants and Indemnifications of Purchaser.

            (a) Purchaser hereby represents and warrants to Seller that:

                  (i) Purchaser has all requisite power and authority to
            execute, deliver, and perform all of its obligations under this Agreement and all instruments and other documents executed and delivered by Purchaser in connection herewith.

                  (ii) The execution, delivery and performance of this Agreement and all instruments and other documents to be executed and delivered by Purchaser in connection herewith have been duly authorized by all necessary action on the part of Purchaser and do not and will not
            (A) require any consent or approval of its shareholders and/or partners, whichever is applicable, that has not been obtained; or
            (B) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Purchaser or any provision of Purchaser's charter or bylaws and/or partnership agreement, whichever is applicable.

                  (iii) This Agreement constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and general equitable principles which may limit the availability of equitable remedies.

                  (iv) Purchaser has not filed and is not planning to file any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Purchaser. No general assignment of Purchaser's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Purchaser or any of its properties. Purchaser is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Purchaser insolvent. Purchaser has sufficient capital or net worth to meet its obligations. Purchaser has liquidated financial resources adequate to consummate the transactions contemplated herein.

                  (v) Purchaser has not received any portion of the Purchase
            Price, either directly or indirectly, from Borrower, or any affiliate or subsidiary thereof

                  (vi) Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks relating to its purchase of the Loan and the Additional Loan and making an informed purchase and investment decision in connection therewith.

                  (vii) Purchaser has made such examination, review and
            investigation of the facts and circumstances necessary to evaluate the Loan as it has deemed necessary or appropriate to form a basis for its evaluation of the purchase of the Loan. Without limiting Seller's representations expressly set forth in this Agreement, Purchaser is assuming all risk with respect to the completeness, accuracy or sufficiency of the Loan Documents. Without limiting Seller's representations expressly set forth in this Agreement, Purchaser acknowledges that Seller has made no assurances as to the collectibility of the Loan or the Additional Loan. Purchaser further acknowledges that in acquiring the Loan and the Additional Loan, Purchaser is assuming the risk of full or partial loss which is inherent with the credit, collateral and collectibility risks associated with the quality and character of the Loan and the Additional Loan.

                  (viii)Without limiting Seller's representations expressly set forth in this Agreement, Purchaser has agreed to the Purchase Price on the basis of its own independent investigation and credit evaluation of the Loan Documents and the Additional Note. Purchaser acknowledges that the amount ultimately recovered by Purchaser under the Loan Documents and the Additional Note may be less than the Purchase Price, and Purchaser shall have no recourse to Seller for any such deficiency.

                  (ix) Purchaser is a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                  (x) Purchaser is acquiring the Loan and the Additional Loan for its own account and not as a broker, finder or similar agent for any other person.

            (b) Purchaser hereby covenants with Seller as follows:

                  (i) Notice of Purchase. Purchaser shall, promptly after the
            Closing, notify the borrower and any other party liable for the Loan and the Additional Loan or any portion thereof of Purchaser's purchase of the Loan and the Additional Loan and direct that all payments on and communications regarding the Loan and the Additional Loan be sent to Purchaser after the Closing Date, and will provide Seller with a copy of such notice.

                  (ii) Insurance. Purchaser shall be responsible for notifying all companies providing hazard insurance, collision or any other type of insurance for the protection of the Property, of the sale of the Loan and the Additional Loan to Purchaser as may be required under existing policies.

                  (iii) Informational Tax Reporting. Purchaser agrees to assume, as of the Closing Date, all obligations with respect to federal and state income tax informational reporting related to the Loan and the Additional Loan purchased under this Agreement, including obligations with respect to Forms 1099 and 1098 and back-up withholding. Purchaser further agrees to cooperate with Seller to the extent necessary to allow Seller to fulfill any obligations which Seller may have with respect to such informational reporting for the Loan and the Additional Loan for the period prior to the Closing Date.

                  (iv) Servicing. From and after the Closing Date, Purchaser shall assume all of Seller's obligations and duties, if any, with respect to servicing the Loan and the Additional Loan purchased hereunder.

            (c) Indemnification.

                  (i) Purchaser hereby indemnities, holds harmless and agrees to defend the Seller Parties, from and against any and all losses, causes of action, liabilities, claims, demands, obligations, damages, judgments, costs and expenses, including reasonable attorneys' and accountants' fees and costs, to which any of the Seller Parties may become subject on account of, arising out of, or related to any act, omission, conduct or activity after the date hereof of Purchaser or any of its officers, directors, employees, agents, servants, shareholders, successors or assigns, on account of, arising out of or related to (A) the Loan and the Additional Loan hereunder; (B) the use, ownership, control, operation or condition of Property securing the Loan, including without limitation, the presence or release of any hazardous or toxic fluids, substances or materials on the Property; and (C) the collection practices of Purchaser with respect to the Loan and the Additional Loan.

                  (ii) Promptly after receipt by any of the Seller Parties of notice of the commencement of any action to which this Section 11(c) shall apply, the Seller Party shall notify Purchaser in writing of the commencement of such action and of the possibility of a claim by the Seller Party against Purchaser under this Section 11(c); however, failure of the Seller Party to so notify Purchaser will not relieve Purchaser of liability hereunder except to the extent such failure increases the liability of Purchaser hereunder. Purchaser shall be entitled to participate in such action and may, with the consent of the Seller Party, assume the defense of such action with counsel selected by Purchaser with the approval of the Seller Party, which approval shall not be unreasonably withheld. After Purchaser's assumption of the defense, Purchaser shall not be liable for any legal expenses subsequently incurred by the Seller Party in connection with the defense of such action, unless (A) such expenses are incurred with the prior written approval of Purchaser; or (B) if the Seller Party reasonably determines that its interests may be adverse in whole or in part to those of Purchaser and that there may be legal defenses available to the Seller Party that are different from, in addition to or inconsistent with defenses available to Purchaser, in which case the Seller Party may retain its own counsel and be indemnified by Purchaser for all legal and other expenses and costs reasonably incurred in connection with the investigation and defense of the action.

                  (iii) None of the Seller Parties shall be liable for the
            settlement of any action effected without its express written consent. If any action is settled without the Seller Party's written consent or if there is a final judgment against any of the Seller Parties in any action, Purchaser shall indemnify, hold harmless and defend the Seller Parties from and against all loss or liability incurred by reason of such settlement or judgment.

            (d) The representations, warranties, covenants and indemnifications of Purchaser contained in this Section 11 shall be deemed to be made both as of the Closing Date and shall survive the Closing.

      12. Brokers.

            (a) Purchaser has not had any dealings with respect to the Loan, the Loan Documents, the Additional Loan or the transactions contemplated hereby with any mortgage or real estate advisor, broker, investment advisory firm or salesman or any other person or corporation, whether known or unknown to any of the parties hereto (each a "Broker") other than Merrill Lynch, and Purchaser agrees to pay any and all commissions, fees or other compensation which may become due and payable to Merrill Lynch as a result of this Agreement or the Purchaser's actions. Purchaser hereby indemnifies Seller and the Seller Parties against, and agrees to hold Seller and the Seller Parties harmless from, any and all liability and claims to pay commissions, fees or other compensation which may at any time be asserted against Seller or any of the Seller Parties founded in whole or in part upon (i) a claim that the aforesaid representation and warranty of Purchaser is untrue; (ii) a claim that a Broker is owed any such commissions, fees or other compensation due to the acts of Purchaser;
      (iii) Purchaser's failure to pay any fee due to Merrill Lynch; and (iv) a claim by any Broker that alleges it dealt with Purchaser in connection with the Loan, the Additional Loan and the Loan Documents, in each case together with any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs of depositions and other discovery, court costs and disbursements) relating to such claims or arising therefrom or incurred by Seller or any of the Seller Parties in connection with the enforcement of this indemnification provision.

            (b) Seller has not had any dealings with respect to the Loan, the Loan Documents, the Additional Loan, or the transactions contemplated hereby with any Broker other than Merrill Lynch. Seller hereby indemnities Purchaser against, and agrees to hold Purchaser harmless from, any and all liability and claims to pay commissions, fees or other compensation which may at any time be asserted against Purchaser founded in whole or in part upon (i) a claim that the aforesaid representation and warranty of Seller is untrue; (ii) a claim that a Broker other than Merrill Lynch is owed any such commissions, fees or other compensation due to the acts of Seller; or (iii) a claim by any Broker other than Merrill Lynch that alleges it dealt with Seller in connection with the Loan, the Additional Loan and the Loan Documents, in each case together with an), and all losses, damages, costs and expenses (including, without limitation, reasonably attorneys' fees, costs of depositions and other discovery, court costs and disbursements) relating to such claims or arising therefrom or incurred Purchaser in connection with the enforcement of this indemnification provision.

            (c) The provisions of this Section 12 shall survive the Closing and any termination of this Agreement.

      13. Environmental Assessments. Purchaser expressly acknowledges that there may be certain environmental issues and/or risks, with respect to the Property. PURCHASER HAS BEEN EXPRESSLY ADVISED BY SELLER TO CONDUCT AN INDEPENDENT INVESTIGATION AND INSPECTION OF THE PROPERTY TO DETERMINE TO ITS OWN SATISFACTION WHETHER SUCH RISKS EXIST, UTILIZING EXPERTS AS PURCHASER DEEMS TO BE NECESSARY, FOR AN INDEPENDENT ASSESSMENT OF ALL ENVIRONMENTAL LIABILITY AND RISK WITH RESPECT TO THE PROPERTY.

      14. Confidentiality. Seller and Purchaser acknowledge that certain of the information being made available to Purchaser in connection with Purchaser's acquisition of the Loan and the Additional Loan is of a confidential nature. Seller and Purchaser agree to keep such information, and information concerning the financial terms of the transactions which are the subject of this Agreement, confidential until 4:00 p.m., Eastern Standard Time, on Monday, January 5, 1998. Notwithstanding the foregoing, prior to 4:00 p.m., Eastern Standard Time, on January 5, 1998, Seller and Purchaser may disclose such information to their respective attorneys and consultants and/or as required by any court of competent jurisdiction, any governmental agency having jurisdiction over them, or any applicable statute. The provisions of this Section 14 shall survive the Closing.

      15. Notices. Any notice or other communications required or permitted under or given in connection with this Agreement shall be in writing and shall be addressed as follows:

            If to Seller:           c/o Westmark Realty Advisors
                                    855 South Figueroa Street
                                    Suite 3500
                                    Los Angeles, California 90017
                                    Attn: Michael J.N. Gray
                                    Facsimile number: (212) 683-4201

            with a copy to:   Brown, Rudnick, Freed & Gesmer, P.C.
                              One Financial Center
                              Boston, Massachusetts 02111
                              Attn: Edward S. Hershfield
                              Facsimile number: (617) 856-8201

            If to Purchaser:        Cornerstone Properties, Inc.
                                    126 East 56th Street
                                    New York, New York 10088
                                    Attn: John S. Moody
                                    Facsimile number: (212) 605-7199

            with a copy to:   Sherman & Sterling
                              599 Lexington Avenue
                              New York, New York
                              Attn: Mason C. Sleeper, Esq.
                              Facsimile number: (212) 848-7100

Any such notice or other communication shall be deemed given upon the occurrence of any of the following: (a) the first business day following the day sent by United States express mail, postage prepaid, return receipt requested; (b) on the first business day following the day sent by an overnight carrier service that operates on a nationwide basis; (c) on the third business day following the day sent by United States certified mail, postage prepaid, return receipt requested; or (d) on the date delivered by hand to the address above for which a signed receipt is given, whether or not actually received by the person to whom directed. From time to time either party may designate another address within the continental United States for purposes of this Agreement by giving the other party not less than ten (I 0) days advance written notice of such change of address in accordance with the provisions of this Section 15. Facsimile numbers are given for convenience only and delivery by facsimile or similar transmission shall not constitute notice hereunder.

      16. Waiver. Any term, condition or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.

      17. Governing Law. The terms and provisions hereof shall be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to conflict of law principles.

      18. Binding Agreement. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (a) permit the assignment of any of Purchaser's rights or obligations hereunder except as permitted in Section 33 or (b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto other than successors and permitted assigns of the parties.

      19. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation. The headings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

      20. Severability. If any clause or provision of this Agreement is held to be illegal, invalid or unenforceable under any law applicable to the terms hereof, then the remainder of this Agreement shall not be affected thereby, and in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

      21. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgments of each of the parties hereto.

      22. NO ORAL AGREEMENTS. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTION CONTEMPLATED HEREIN, SUPERSEDES ANY AND ALL PRIOR DISCUSSIONS AND AGREEMENTS (WRITTEN OR ORAL) BETWEEN SELLER AND PURCHASER WITH RESPECT TO THE TRANSACTION CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      23. Time of the Essence. Time is of the essence in the execution and performance of this Agreement and of each provision hereof.

      24. Attorneys' Fees. If either party shall default in the performance of any of the terms and conditions of this Agreement, the non-defaulting party shall be entitled to recover all costs, charges, and expenses of enforcing this Agreement including reasonable attorneys' fees, paralegal fees, and costs, 'including, but not limited to, attorneys' and paralegal fees incurred in any trial or appellate proceedings.

      25. Rule of Construction. The parties acknowledge that each party and its counsel has reviewed this Agreement, and the parties hereby agree that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

      26. Saturday, Sunday or Legal Holiday. If any date set forth in this Agreement for the performance of any obligation by Purchaser or Seller or for the delivery of any document or notice should be on other than a Business Day, the compliance with such obligation or delivery shall be deemed acceptable on the next following Business Day. For purposes of this Agreement, the term "Business Day" shall mean any day on which banks in Boston, Massachusetts are required to be open for business.

      27. Further Assurances. Seller will, whenever and as often as shall be reasonably requested to do so by Purchaser, and Purchaser will, whenever and as often as shall be reasonably requested so to do by Seller, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all conveyances, assignments and all other instruments and documents as may be reasonably necessary to complete the transaction herein contemplated and to carry out the intent and purposes of this Agreement.

      28. Amendments. This Agreement shall not be amended except by a writing signed on behalf of the party to be charged with such amendment.

      29. No Third Party Beneficiaries. No person or entity not a party to this Agreement shall have any third party beneficiary claim or other right hereunder or with respect thereto.

      30. Exhibits. Each exhibit referred to in this Agreement is attached hereto and each such exhibit is hereby incorporated by reference and made a part hereof as if fully set forth herein.

      31. Intentionally Omitted.

      32. Jury Waiver. SELLER AND PURCHASER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ANY ACTION OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER TO THIS AGREEMENT, THE LOAN, THE LOAN DOCUMENTS, THE ADDITIONAL LOAN OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO THIS AGREEMENT AND SHALL SURVIVE THE CLOSING.

      33. Assignment. Purchaser may not assign this Agreement or any right, liability, or obligation hereunder without the prior written consent of Seller, which consent may be withheld by Seller in its sole discretion, except that Seller shall consent to an assignment by Purchaser to any entity which is wholly owned by (i) a limited partnership in which Cornerstone Properties, Inc. is the sole general partner; or (ii) Cornerstone Properties, Inc. Any purported assignment in violation of this provision shall be null and void. Any assignment to which Seller consents, which consent must be in writing, shall not release Purchaser from any obligation or liability hereunder unless such release is provided in writing signed by Seller.

      34. Limitation on Recourse to Seller. Purchaser agrees to look solely to the assets of Fund VA and Fund VB for the enforcement of any claims against Seller, as neither the beneficiaries of Fund VA, the partners of Fund VB, Trust Company of the West nor any of its affiliated entities (including, but not limited to Westmark Realty Advisors, LLC and TCW Asset Management Company) nor any investor or participant in the beneficiary of Fund VA or in Fund VB nor any of their respective officers, directors, employees, partners or shareholders, assume any personal, corporate or partnership liability for any of the obligations entered into on behalf of Seller.

                   [This space is intentionally left blank]

            EXECUTED UNDER SEAL as of the date first above written.

                                          SELLER:

                                          TRUST COMPANY OF THE WEST, a
                                          California corporation, as Trustee of
                                          TCW Realty Fund VA

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory


                                          TCW REALTY FUND VB,
                                          a California limited partnership

                                          By: TCW ASSET MANAGEMENT
                                              COMPANY,
                                              its General Partner

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By: WESTMARK REALTY ADVISORS,
                                              LLC,

                                              its General Partner

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          PURCHASER:

                                          CORNERSTONE PROPERTIES, INC.

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                   EXHIBIT A
                              DESCRIPTION OF LOAN

      Loan evidenced by Promissory Note dated as of December 23, 1988, made by 60 State Street Development Company Limited Partnership, a Delaware limited partnership ("Borrower"), to Trust Company of the West, a California corporation, as Trustee of TCW Realty Fund VA, and TCW Realty Fund VB, a California limited partnership, as tenants in common (collectively, "Lender"); as amended by First Allonge dated as of November 1, 1990, and executed by Borrower and Lender; as further amended by Second Allonge dated as of May 20, 1991, and executed by Borrower and Lender; as further amended by Third Allonge dated as of July 3, 1991, and executed by Borrower and Lender; as further amended by Fourth Allonge dated as of March 10, 1993, and executed by Borrower and Lender; as further amended by Fifth Allonge dated as of April 12, 1994, and executed by Borrower and Lender; and as further amended by Sixth Allonge dated as of December 14, 1994, and executed by Borrower and Lender.

                                   EXHIBIT B
                             PROPERTY DESCRIPTION

PARCEL 1

      The land in Boston, Suffolk County, Massachusetts, shown on a plan entitled "Plan of Land Showing Area to be Acquired, Boston, Mass. dated October 13, 1970, as revised to May 11, 1973, and drawn by Harry R. Feldman, Inc., Engineers and Surveyors, 112 Shawmut Avenue, Boston, Massachusetts," which plan is recorded with Suffolk Deeds in Book 8691, Page 596, and is bounded and described as follows:

      Beginning at the southeasterly comer of the intersection of the easterly sideline of Congress Street and the southerly sideline of Faneuil Hall Square and running S82-27-55E by Faneuil Hall Square a distance of 112.53 feet to an angle;

thence turning and running N82-24-06E by Faneuil Hall Square a distance of
106.32 feet to an angle;

thence turning and running S1O-43-40E by Faneuil Hall Square a distance of 2.00 feet to the comer of the 5 story brick building known as No. 6 Faneuil Hall Square, now or formerly of Charles G. Crones;

thence running S10-43-40E by the westerly face of the said 5 story brick building a distance of 67.27 feet to an angle;

thence turning and timing N79-40-00E by said land of Crones a distance of 61.81 feet to a point on the westerly sideline of Merchants Row, subject to the existing southerly face of the building at number 28- 36 Merchants Row as shown on sketch "C" of said plan;

thence turning and running S23-15-42E by the said westerly line of Merchants Row a distance of 30.42 feet to an angle;

thence running S23-16-57E by said line of Merchants Row a distance of 17.50 feet to an angle;

thence turning and running S83-31-29W by land now or formerly of Nath. R. Miller Properties, Ltd. - 5th ("Miller") a distance of 73.22 feet to an angle;

thence turning and running N06-57-30W by said land of Miller a distance of 8.50 feet to an angle;

thence turning and running S88-41-40W by said land of Miller a distance of 30.30 feet to an angle;

thence turning and running S10-24-24E by said land of Miller a distance of 32.40 feet to an angle;

thence running S10-51-43E by a passageway shown on said land a distance of 21.61 feet to an angle;

thence turning and running N83-10-33E by said passageway a distance of 4.91 feet to an angle;

thence turning and running S08-52-18E by said passageway a distance of 25.03 feet to an angle;

thence turning and running N83-22-26E by said passageway a distance of 31.47 feet to an angle; thence turning and running S06-39-02E by said passageway a distance of 20.89 feet to an angle;

thence turning and running N80-55-44E by said passageway a distance of 4.03 feet to an angle;

thence turning and running S06-35-40E by said passageway a distance of 12.72 feet to an angle;

thence running S11-39-14E by said passageway a distance of 36.92 feet to a point, said point being on the northerly sideline of State Street;

thence turning and running S78-29-12W by said northerly sideline of State Street a distance of 4.10 feet to an angle;

thence running S78-46-35W by State Street 33.51 feet to an angle;

thence turning and running S78-46-38W by State Street a distance of 83.49 feet to an angle;

thence running S78-45-36W by State Street a distance of 76.04 feet to an angle;

thence running S78-48-57W by State Street a distance of 15.84 feet to a point on the intersection of sidelines of State and Congress Streets;

thence turning and running N12-11-09W by the easterly sideline of Congress Street a distance of 292.92 feet to the point of beginning.

      The above-described parcel contains 56,331 square feet (1.25 acres) as shown on said plan, be said contents measurement more or less.

PARCEL 2

      Also a certain parcel of land situated in the City of Boston, County of Suffolk, Commonwealth of Massachusetts, shown as Lot A on a plan entitled "Plan of Land Boston, Mass." prepared by Harry R Feldman, Inc., Surveyors, dated Jan. 26, 1978, recorded with said Deeds Book 9051, Page 175, and bounded and described as follows:

      Beginning at a point on the easterly sideline of Congress Street, said point is N 12(degree) 11' 09" W a distance of 292.92 feet from the intersection of Congress Street and State Street;

thence running along the southerly sideline of Faneuil Hall Square N 83(degree) 43' 18" E a distance of 139.40 feet to a point;

thence turning and running S 07(degree) 54' 01" E a distance of 26.17 feet to a point;

thence turning and running S 82(degree) 24' 06" W a distance of 30.87 feet to a point;

thence turning and running N 82(degree) 27' 55" W a distance of 112.53 feet to the point of beginning.

Containing 2,276 square feet, according to said plan.

AS TO PARCEL I AND 2:

      Together with the appurtenant easement over land of One Faneuil Hall Square Partnership described in an Agreement and Grant of Easements by and among Ronald M. Druker, et al, Trustees of Fifty State Street Trust, John M. Hines, et al, Trustees of 60 State Street Trust, and One Faneuil Hall Square Partnership recorded with Suffolk Deeds as Instrument No. 237 on August 1, 1986.

      Also together with an appurtenant easement over land of One Faneuil Hall Square Partnership described in the Modification of Restriction and Agreement and Grant of Easement by and among Ronald M. Druker, et al, Trustees of Fifty State Street Trust, John M. Hines, et al, Trustees of 60 State Street, and One Faneuil Hall Square Partnership recorded as Instrument No. 236 with the Suffolk Deeds on August 1, 1986.

                                   EXHIBIT C
                                LOAN DOCUMENTS

      As used in this Exhibit C, the following terms shall have the meanings set forth below:

      Associates shall mean 60 State Street Associates Limited Partnership, a Delaware limited partnership.

      Comprehensive Amendment Agreement shall mean the First Comprehensive Amendment Agreement dated as of July 3, 1991 and executed by and between TCW, DEVCO, Associates, Trust, CC&F, Field and Holding, recorded with the Suffolk County Registry of Deeds at Book 17189, Page 280; as affected by the Second Comprehensive Amendment Agreement dated as of March 10, 1993, and executed by and between TCW, DEVCO, Associates, Trust, Executive, Field and Holding, recorded with the Suffolk County Registry of Deeds at Book 18106, Page 85; as affected by the Third Comprehensive Amendment Agreement dated as of April 12, 1994 by and between TCW, DEVCO, Associates and Trust, recorded with the Suffolk County Registry of Deeds at Book 19026, Page 273; and as affected by the Fourth Comprehensive Amendment Agreement dated as of December 14, 1994 by and between TCW, Associates, DEVCO and Trust, recorded with the Suffolk County Registry of Deeds at Book 19520, Page 297.

      DEVCO shall mean 60 State Street Development Company Limited Partnership, a Delaware limited partnership.

      Executive shall mean CC&F Executive Associates Limited Partnership, a Massachusetts limited partnership.

      Field shall mean Field State Street Associates, a Massachusetts general partnership.

      Holding shall mean 60 State Street Holding Company Limited Partnership, a Delaware limited partnership.

      TCW shall mean Trust Company of the West, a California corporation, as Trustee of TCW Realty Fund VA, and TCW Realty Fund VB, a California limited partnership, as tenants-in-common.

      Trust shall mean the Trustees, from time to time, of 60 State Street Trust, under Declaration of Trust dated September 10, 1970 and recorded with the Suffolk County Registry of Deeds at Book 8389, Page 286, as amended by First Amendment of Declaration of Trust establishing 60 State Street Trust, dated as of December 23, 1988 and recorded with the Suffolk County Registry of Deeds at Book 15258, Page 66.

      1. Promissory Note dated as of December 23, 1988 made by DEVCO to TCW, as Amended by First Allonge dated as of November 1, 1990, and executed by TCW and DEVCO; as further amended by Second Allonge dated as of May 20, 1991, and executed by TCW and DEVCO; as further amended by Third Allonge dated as of July 3, 1991 and executed by TCW and DEVCO; as further amended by Fourth Allonge dated as of March 10, 1993 and executed by TCW and DEVCO; as furtherr amended by Fifth Allonge dated as of April 12, 1994 and executed by TCW and DEVCO; and as further amended by Sixth Allonge dated as of December 14, 1994 and executed by TCW and DEVCO.

      2. Guaranty from Associates and Trust to TCW dated as of November 1, 1990, as amended by the Comprehensive Amendment Agreement.

      3. Mortgage and Security Agreement dated as of November 1, 1990 from Trust to TCW and recorded with the Suffolk County Registry of Deeds at Book 16688, Page 1, as amended by the Comprehensive Amendment Agreement.

      4. Conditional Assignment of Leases and Rents dated as of November 1, 1990 from Trust to TCW recorded with the Suffolk County Registry of Deeds at Book 16688, Page 60 as amended by the Comprehensive Amendment Agreement.

      5. Assignment of Licenses and Permits dated as of November 1, 1990 from Trust and Associates to TCW, as amended by the Comprehensive Amendment Agreement.

      6. Amended and Restated Loan Agreement dated as of November 1, 1990 between TCW and DEVCO, as amended by the Comprehensive Amendment Agreement.

      7. Uniform Commercial Code Financing Statements naming Trust, as debtor, and TCW as secured party, filed with the Suffolk County Registry of Deeds at Book 16688, Page 69, Book 16688, Page 80, Book 16688, Page 91, and Book 16688,
Page 102; with the Office of the Secretary of State of the Commonwealth of Massachusetts on January 31, 1991 as File Nos. 6849, 6850, 6851 and 6852; and with the Office of the City Clerk of Boston, Massachusetts on January 31, 1991 as File Nos. 350852, 350853, 350854 and 350855, as amended by the Comprehensive Amendment Agreement.

      8. Hazardous Materials and Indemnity Agreement dated as of November 1, 1990 from Trust and Associates to TCW, as amended by the Comprehensive Amendment Agreement.

      9. Fourth Amended and Restated Capital Improvement and Tenant Improvement Agreement, dated as of December 14, 1994 by and between TCW and DEVCO.

      10. Comprehensive Agreement and Release dated as of November 1, 1990 by and between TCW, Associates, DEVCO, Trust, Executive, CC&F Investment Company Limited Partnership, Executive, Field and Holding.

      11. Estoppel Certificate and Agreement dated January 22, 1991 to TCW from Trust and Trustees of Fifty State Street Trust, under Declaration of Trust dated December 29, 1967 and recorded with the Suffolk County Registry of Deeds in Book 8188, Page 137.

      12. Seven-Party Agreement dated as of July 3, 1991 by and between TCW, Trust, Associates, DEVCO, 60 State Street, Inc., a Delaware corporation, Holding, and Hale and Dorr, a Massachusetts general partnership.

      13. Consent and Agreement dated as of July 3, 1991 from TCW.

      14. General Side Letter from DEVCO to TCW dated January 23, 1991.

      15. Tenant Improvement Funding Letter from TCW to Teachers Insurance and Annuity Association of America and DEVCO dated December 14, 1994.

      16. Agreement of TCW for the benefit of DEVCO dated as of December 14, 1994 in connection with foreclosure bids.

      17. Letter from Stanton H. Zarrow, on behalf of TCW, to John A. Pirovano, on behalf of DEVCO, dated December 20, 1994 with respect to litigation involving Raymond W. Miller.

      18. Subordination Agreement dated December 14, 1994 by and between TCW and Teachers Insurance & Annuity Association of America, recorded with the Suffolk County Registry of Deeds at Book 19520, Page 267.

      19. TIAA Refinancing Agreement dated as of October 1, 1994 and executed by TCW and DEVCO.

      20. Refinancing Agreement dated as of February 1, 1994 by and between TCW, DEVCO and Marshall Field V.

                                   EXHIBIT D
               ASSIGNMENT AND ASSUMPTION OF LIENS AND DOCUMENTS

      Trust Company of the West, a California corporation, as Trustee of TCW Realty Fund VA, and TCW Realty Fund VB, a California limited partnership, as tenants in common (collectively, "Assignor"), the legal and equitable owner of a loan ("Loan") evidenced by (1) that Promissory Note dated as of December 23, 1988, made by 60 State Street Development Company Limited Partnership, a Delaware limited partnership ("Borrower"), to Assignor; as amended by First Allonge dated as of November 1, 1990, and executed by Borrower and Assignor; as further amended by Second Allonge dated as of May 20, 199 1, and executed by Borrower and Assignor; as further amended by Third Allonge dated as of July 3, 199 1, and executed by Borrower and Assignor; as further amended by Fourth Allonge dated as of May IO, 1993, and executed by Borrower and Assignor; as further amended by Fifth Allonge dated as of April 12, 1994, and executed by Borrower and Assignor; and as further amended by Sixth Allonge dated as of December 14, 1994, and executed by Borrower and Assignor (collectively, the "Note"; (ii) that certain Mortgage and Security Agreement dated as of November 1, 1990, and recorded with the Suffolk County Registry of Deeds in Book 16688, Page 1; as amended by the First Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 17189, Page 280; as further amended by the Second Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 18106, Page 85; as further amended by the Third Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 19026, Page 273; and as further amended by the Fourth Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 19520, Page 297 (collectively, the "Mortgage") encumbering that certain real property located in Boston, Massachusetts, as more particularly described in Exhibit A attached hereto; and (iii) that certain Conditional Assignment of Leases and Rents dated as of November 1, 1990, recorded with the Suffolk County Registry of Deeds in Book 16688, Page 60; as amended by the First Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 17189, Page 280; as further amended by the Second Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 18106, Page 85; as further amended by the Third Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 19026, Page 273; and as further amended by the Fourth Comprehensive Amendment Agreement, recorded with the Suffolk County Registry of Deeds at Book 19520, Page 297 (collectively, the "Conditional Assignment"), for a good and valuable consideration paid to Assignor by Cornerstone Properties, Inc., a Nevada corporation, with an address of ("Assignee"), the receipt and sufficiency of which is hereby acknowledged, has BARGAINED, SOLD, ASSIGNED, CONVEYED and DELIVERED and by these presents does hereby BARGAIN, SELL, ASSIGN, CONVEY and DELIVER unto Assignee, all of Assignor's right, title and interest in and to the following described documents and property (collectively, the "Assigned Assets"), to wit:

            the Note;

            the Mortgage;

            the Conditional Assignment;

            each of the other documents described on Exhibit B attached hereto and any other documents executed by Assignor and Borrower or any affiliate of Borrower in connection with the Loan (the "Loan Documents"); and all assignable rights, titles, benefits, privileges, liens, security interests, and assignments owned, held, accruing, and to accrue to, and for the benefit of the Assignor under the Note, the Mortgage and the Loan Documents.

      For the same consideration, Assignor has BARGAINED, SOLD, ASSIGNED, CONVEYED and DELIVERED, and does hereby BARGAIN, SELL, ASSIGN, CONVEY and DELIVER unto Assignee, all Assignor's rights, titles, interests, claims, liens, and equities existing and to exist in connection with or as security for the Note, including, but not limited to, all those existing and to exist under the Mortgage and the Loan Documents.

      Assignee hereby assumes each and every obligation and liability of the Assigned Assets. This Assignment shall inure to the benefit of Assignee and Assignee's heirs, legal representatives, successors and assigns. This Assignment is subject to the terms of Section 10 of the Loan Purchase Agreement dated December 31, 1997, between Assignor and Assignee, including the terms of Assignor's disclaimer therein of any RECOURSE, REPRESENTATION, OR WARRANTY, of any kind or character, express or implied, except as expressly provided in such Loan Purchase Agreement.

      EXECUTED UNDER SEAL this 31st day of December, 1997.

                                      ASSIGNOR:

                                      TRUST COMPANY OF THE WEST, a
                                      California corporation, as Trustee of
                                      TCW Realty Fund VA

                                      By:                /s/
                                          ----------------------------------
                                          Name:
                                          Title: Authorized Signatory

                                      By:                /s/
                                          ----------------------------------
                                          Name:
                                          Title: Authorized Signatory

                                      TCW REALTY FUND VB,
                                      a California limited partnership

                                      By: TCW ASSET MANAGEMENT
                                          COMPANY,

                                          a California corporation, its General
                                          Partner

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By: WESTMARK REALTY ADVISORS, LLC,
                                              a California general partnership,
                                              its General Partner

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          ASSIGNEE:

                                          CORNERSTONE PROPERTIES, INC.,
                                          a Nevada corporation

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                          By:                /s/
                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

STATE OF_______________

County of______________

      On the _________ day of December, 1997, before me personally came Michael
J. N. Gray to me known, who, being by me duly sworn, did depose and say that he is an authorized signatory of TRUST COMPANY OF THE WEST, the California corporation described in and which executed the foregoing instrument as Trustee of TCW REALTY FUND VA, a California trust, and acknowledged that he executed the same by order of directors of said corporation.

      WITNESS my hand official seal.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

STATE OF_______________

County of______________

      On the day of December, 1997, before me personally came Timothy M. Shine to me known, who, being by me duly sworn, did depose and say that he is an authorized signatory of TRUST COMPANY OF THE WEST, the California corporation described in and which executed the foregoing instrument as Trustee of TCW REALTY FUND VA, a California trust, and acknowledged that he executed the same by order of directors of said corporation.

      WITNESS my hand official seal.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

STATE OF_______________

County of______________

On December ______, 1997, before me, a notary public in and for the State of personally appeared Michael J.N. Gray, to me known to me on the basis of satisfactory evidence to the person who executed the within instrument as the authorized signatory of TCW ASSET MANAGEMENT COMPANY, the corporation that executed the foregoing instrument as a general partner of TCW REALTY FUND VB, a California limited partnership, the limited partnership that executed the foregoing instrument, and he acknowledged to me that said corporation executed the same pursuant to its by-laws or a resolution of its board of directors and as a general partner and on behalf of said limited partnership, and that said limited partnership executed the same in accordance with its limited partnership agreement.

      WITNESS my hand official seal.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

STATE OF_______________

County of______________

On December 1997, before me, a notary public in and for the State of personally appeared Timothy M. Shine, to me known to me on the basis of satisfactory evidence to the person who executed the within instrument as the authorized signatory of TCW ASSET MANAGEMENT COMPANY, the corporation that executed the foregoing instnunent as a general partner of TCW REALTY FLTND VB, a California limited partnership, the limited partnership that executed the foregoing instrument, and he acknowledged to me that said corporation executed the same pursuant to its by-laws or a resolution of its board of directors and as a general partner and on behalf of said limited partnership, and that said limited partnership executed the same in accordance with its limited partnership agreement.

      WITNESS my hand official seal.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

STATE OF_______________

County of______________

On December , 1997, before me, a notary public in and for the State of personally appeared Michael J.N. Gray, to me known to me on the basis of satisfactory evidence to the person who executed the within instrument as the authorized signatory of WESTMARK REALTY ADVISORS, LLC, the limited liability company that executed the foregoing instrument as a general partner of TCW REALTY FUND VB, a California limited partnership, the limited partnership that executed the foregoing instrument, and he acknowledged to me that said limited liability company executed the same pursuant to its limited liability company agreement as a general partner and on behalf of said limited partnership, and that said limited partnership executed the same in accordance with its limited partnership agreement.

      WITNESS my hand official seal.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

STATE OF_______________

County of______________

On December , 1997, before me, a notary public in and for the State of personally appeared Timothy M. Shine, to me known to me on the basis of satisfactory evidence to the person who executed the within instrument as the authorized signatory of WESTMARK REALTY ADVISORS, LLC, the limited liability company that executed the foregoing instrument as a general partner of TCW REALTY FUND VB, a California limited partnership, the limited partnership that executed the foregoing instrument, and he acknowledged to me that said limited liability company executed the same pursuant to its limited liability company agreement as a general partner and on behalf of said limited partnership, and that said limited partnership executed the same in accordance with its limited partnership agreement.

      WITNESS my hand official seal.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

____________, ss.                               December ____, 1997

      Then personally appeared before me the above-named _________________ and _______________, the ______________ and ______________, respectively, of
Cornerstone Properties, Inc., and acknowledged the foregoing instrument to be their free act and deed and the free act and deed of Cornerstone Properties, Inc.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

                                   EXHIBIT E
                               RELEASE OF SELLER

      This Release of Seller is entered into by Cornerstone Properties, Inc., a Nevada corporation ("Purchaser") in favor of Trust Company of the West, a California corporation, as Trustee of TCW Realty Fund VA, and TCW Realty Fund VB, a California limited partnership, as tenants in common (collectively, "Seller") and related entities, as set forth below, in accordance with the terms of that Loan Purchase Agreement dated December 1, 1997 (the "Loan Purchase Agreement"), by and between Purchaser and Seller.

      Now, therefore, in consideration of Ten Dollars ($10.00), and certain other obligations performed by Seller, and as accepted by Purchaser, Purchaser agrees as follows:

      1. Purchaser hereby releases Seller and its successors, assigns, and predecessors, parents, partners, subsidiaries and affiliated organizations, and the officers. directors, shareholders, employees, asset managers, partners, subasset managers, attorneys, and agents of each of the foregoing (all of whom are herein jointly and severally referred to as the "Released Parties") from any and all liability, damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature, or character, at law or in equity, which Purchaser now has or may ever have or shall have had against any of the Released Parties (the "Claims"), including, but not limited to, those relating to (i) allegations that a partnership existed between Purchaser and the Released Parties, (ii) allegations of lack of good faith or fair dealing, lack of commercial reasonableness or special relationships, such as fiduciary, trust or confidential relationships, (iii) allegations of dominion, control, alter ego, instrumentality, duress, coercion, undue influence, interference or negligence, or (iv) allegations of tortious interference with present or prospective business relationships or of violations of antitrust laws, all of which Claims are hereby waived. Purchaser hereby agrees to indemnify and hold harmless the Released Parties, from and against any and all (whether or not joint or several or bona fide or groundless) Claims and all judgments, injuries, proceedings, awards, assessments, fines, penalties, interests (including without limitation, attorney's fees and disbursements, court costs, costs of investigation, discovery and settlement costs) which may, directly or indirectly, result from or arise out of any breach, inaccuracy, nonfulfillment, or the enforcement, of any representation, warranty, covenant or agreement made by Purchaser in the Loan Purchase Agreement, or in any agreement, instrument or document delivered pursuant hereto or in connection herewith.

      2. Purchaser represents and warrants that it has not sold, transferred, assigned, hypothecated, encumbered or pledged any of the Claims and that it is the sole owner and holder of the Claims.

      3. Purchaser represents and warrants that it had the advice of counsel of its own choosing in negotiating, preparing, reviewing the final provisions of and executing this Release, and that Purchaser is fully aware of the contents and legal effects of this Release.

      4. This Release is accepted by Seller pursuant to the Loan Purchase Agreement, and this Release shall not be construed as an admission of liability on the part of Seller or any of the other Release Parties of any kind or nature whatsoever as to any matter.

      5. This Release shall be binding upon the Purchaser and its legal representatives, successors and assigns and shall inure to the benefit of the Released Parties and their successors and assigns.

      6. This Release constitutes the entire agreement among the parties with respect to the subject matter hereof. It is expressly understood and agreed that this Release may not be altered, amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by authorized Released Parties. This Release shall be construed and interpreted in accordance with, and governed and enforced in all respects by the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles of such state. This Release may be executed in counterparts, each of which shall be an original and be fully effective as to the party or parties signing the counterpart, but all such counterparts shall together constitute one instrument. In any action to enforce or interpret this Release the prevailing party shall, in addition to all other relief, be entitled to an award for its attorneys' fees.

      7. THE UNDERSIGNED DO HEREBY INTENTIONALLY, KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY AND IRREVOCABLY WAIVE THE RIGHT WHICH THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS RELEASE (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS RELEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS RELEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THE FOREGOING WAIVER BY THE UNDERSIGNED IS A MATERIAL INDUCEMENT FOR THE UNDERSIGNED TO EXECUTE AND FOR THE RELEASED PARTIES TO ACCEPT THIS RELEASE.

      8. Purchaser hereby acknowledges that it has not relied upon any representation of any kind made by Seller in making the foregoing release.

      9. Purchaser agrees that if it hereafter commences, joins in, or in any manner seeks, relief through any suit arising out of, based upon, or relating to any of the Claims or in any manner asserts against such Released Parties, or any of them, any of the Claims, then Purchaser will pay to such Released Parties, and each of them, in addition to any other damages caused to such Released Parties thereby, all attorneys' fees incurred by such Released Parties in defending or otherwise responding to said suit or claim.

      10. Nothing set forth in this Release shall limit or modify Seller's representations and warranties contained in Section 9(a) of the Loan Purchase Agreement or Seller's indemnification obligations set forth in Section 9(d) of the Loan Purchase Agreement.

      EXECUTED UNDER SEAL as of the 31st day of December, 1997.

                                          PURCHASER:

                                          CORNERSTONE PROPERTIES, INC.

                                          By:               /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                          By:               /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                               __________________

____________, ss.                               December ____, 1997

      Then personally appeared before me the above-named ______________________, and ____________________, the _______________________ and _____________________,
respectively, of Cornerstone Properties, Inc., and acknowledged the foregoing instrument to be their free act and deed and the free act and deed of Cornerstone Properties, Inc.

                                                      /s/
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires:

                                   EXHIBIT F
                APPLICABLE AMOUNT OF NET CASH FLOW CALCULATIONS


                                      -36-